Exhibit 99.3
4Q 2022 Earnings Call 23 November 2022 22

John Deere | 4Q 2022 Earnings Call | November 23, 2022 2 Safe Harbor Statement and Disclosures The earnings call and accompanying material include forward - looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of ne w businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “guidance,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” “likely,” “future,” “may,” or other similar words or phrases often identify forwar d - l ooking statements. Actual results may differ materially from those projected in these forward - looking statements based on a number of factors and uncertainties, including those related to the conflict between Russia and Ukraine. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8 - K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward - looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 23

John Deere | 4Q 2022 Earnings Call | November 23, 2022 3 FY 2022 Results ($ millions except where noted) $ 44,024 $ 52,577 FY 2021 FY 2022 $ 39,737 $ 47,917 FY 2021 FY 2022 $ 5,963 $ 7,131 FY 2021 FY 2022 $ 18.99 $ 23.28 FY 2021 FY 2022 21% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 19% 20% 23% 24

John Deere | 4Q 2022 Earnings Call | November 23, 2022 4 4Q 2022 Results ($ millions except where noted) $ 11,327 $ 15,536 4Q 2021 4Q 2022 $ 10,276 $ 14,351 4Q 2021 4Q 2022 $ 1,283 $ 2,246 4Q 2021 4Q 2022 $ 4.12 $ 7.44 4Q 2021 4Q 2022 40% Net Sales and Revenues Net Sales (Equipment Operations) Net Income (attributable to Deere & Company) Diluted EPS ($ per share) 37% 75% 81% 25

John Deere | 4Q 2022 Earnings Call | November 23, 2022 5 Production and Precision Ag 4Q 2022 Results $ in millions $ 4,661 $ 7,434 4Q 2021 4Q 2022 Net Sales 59% Operating Profit Comparison $1,740 $894 ($70) ($28) $777 $873 ($6) $27 ($586) ($141) 4Q 2021 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2022 26

John Deere | 4Q 2022 Earnings Call | November 23, 2022 6 Small Ag and Turf 4Q 2022 Results $ in millions $ 2,809 $ 3,544 4Q 2021 4Q 2022 Net Sales 26% Operating Profit Comparison $506 $191 ($8) ( $25 ) $346 $350 ($30) $7 ($269) ($56) 4Q 2021 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2022 27

John Deere | 4Q 2022 Earnings Call | November 23, 2022 7 Ag and Turf Industry Outlook (in units) – FY 2023 Source: Deere & Company forecast as of 23 November 2022 U.S. and CANADA LARGE AG 5 - 10% EUROPE AG Flat to up 5% SOUTH AMERICA AG (tractors and combines) Flat to up 5% U.S. and CANADA SMALL AG and TURF Flat to down 5% ASIA AG Down moderately 28

John Deere | 4Q 2022 Earnings Call | November 23, 2022 8 Production and Precision Ag Business Segment Outlook Source: Deere & Company forecast as of 23 November 2022 19.9% FY 2022 FY 2023 Fcst $22,002 FY 2022 FY 2023 Fcst Net Sales 22 - 23% Operating Margin 15 - 20% 29

John Deere | 4Q 2022 Earnings Call | November 23, 2022 9 $13,381 FY 2022 FY 2023 Fcst Small Ag and Turf Business Segment Outlook Source: Deere & Company forecast as of 23 November 2022 14.6% FY 2022 Fcst FY 2023 Fcst 14.5 - 15.5% Flat to up 5% Net Sales Operating Margin 30

John Deere | 4Q 2022 Earnings Call | November 23, 2022 10 Construction and Forestry 4Q 2022 Results $ in millions $ 2,806 $ 3,373 4Q 2021 4Q 2022 Net Sales 20% Operating Profit Comparison $414 $75 $7 ($260) ($40) ($50) $270 $357 $25 $30 4Q 2021 Volume/ Mix Price Currency Warranty Production Costs SA&G/ R&D Special Items Other 4Q 2022 31

John Deere | 4Q 2022 Earnings Call | November 23, 2022 11 Construction and Forestry Industry Outlook (in units) – FY 2023 Source: Deere & Company forecast as of 23 November 2022 NORTH AMERICA COMPACT CONSTRUCTION EQUIPMENT Flat to up 5% GLOBAL FORESTRY Flat NORTH AMERICA CONSTRUCTION EQUIPMENT Flat to up 5% GLOBAL ROADBUILDING Flat 32

John Deere | 4Q 2022 Earnings Call | November 23, 2022 12 Construction and Forestry Business Segment Outlook Source: Deere & Company forecast as of 23 November 2022 16.1% FY 2022 FY 2023 Fcst $12,534 FY 2022 FY 2023 Fcst 15.5 - 16.5% ~10% Net Sales Operating Margin 33

John Deere | 4Q 2022 Earnings Call | November 23, 2022 13 Financial Services Net Income – Results and Outlook Source: Deere & Company forecast as of 23 November 2022 $227 $232 4Q 2021 4Q 2022 Quarter Results Fiscal Year Outlook $880 $900 FY 2022 FY 2023 Fcst ~ 34

John Deere | 4Q 2022 Earnings Call | November 23, 2022 14 Deere & Company Outlook Effective Tax Rate* Net Income (attributable to Deere & Co.) 23 - 25% $8.0 - 8.5B FY 2023 FORECAST Net Operating Cash Flow* $9.0 - 9.5B *Equipment Operations Source: Deere & Company forecast as of 23 November 2022 35

John Deere | 4Q 2022 Earnings Call | November 23, 2022 15 Appendix 36

John Deere | 4Q 2022 Earnings Call | November 23, 2022 16 ($ millions) 4Q 2022 FY 2022 FY 2023 Forecast Cost of Sales (percent of Net Sales) 71% 74% ~71% Selling, Administrative and General Expenses 15% 9% ~14% Research and Development Expenses 28% 21% ~10% Capital Expenditures $1,100 ~ $1,400 Pension/OPEB Expenses $20 ~ $225 Pension/OPEB Contributions $1,240 ~ $200 Other Financial Information Equipment Operations Source: Deere & Company forecast as of 23 November 2022 37

John Deere | 4Q 2022 Earnings Call | November 23, 2022 17 October 2022 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 18% More than the industry 2WD Tractors (40 < 100 PTO hp) 4% Double digits 2WD Tractors (100+ PTO hp) 17% More than the industry 4WD Tractors 1% Single digit Combines 41% More than the industry Deere Dealer Inventories*** U.S. and Canada Ag 2022 2021 2WD Tractors (100+ PTO hp) 18% 12% Combines 6% 3% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 38

John Deere | 4Q 2022 Earnings Call | November 23, 2022 18 Retail Sales U.S. and Canada Deere* Selected Turf and Utility Equipment High single digit Construction and Forestry First - in - the - Dirt Settlements Single digit Flat October 2022 Retail Sales (Rolling 3 Months) Retail Sales Europe Ag Deere* Tractors Double digits Combines Double digits * Based on internal sales reports 39

John Deere | 4Q 2022 Earnings Call | November 23, 2022 19 Deere Use - of - Cash Priorities SHARE REPURCHASE Manage the balance sheet, including liquidity, to support a rating that provides access to low - cost and readily available short - and long - term funding mechanisms (reflects the strategic nature of our financial services operation) Fund value - creating investments in our businesses Consistently and moderately raise dividend targeting a 25 - 35% payout ratio of mid - cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met COMMITTED TO “A” RATING FUND OPERATING & GROWTH NEEDS COMMON STOCK DIVIDEND CASH FROM OPERATIONS 40

John Deere | 4Q 2022 Earnings Call | November 23, 2022 20 Deere & Company’s 1Q 2023 earnings call is scheduled for 9:00 a.m. Central Time on Friday, 17 February 2023. 41

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